Exhibit 99.3

Exhibit 99.3
Wallbox
Investor Presentation June 2021 KENINGTON

NO T I C E T O A N D U N D E R T A K I N G B Y R E C I P I E N T S
About this Presentation
This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a possible transaction (the “Business Combination”) involving Wall Box Chargers, S.L. (the “Company”) and Kensington Capital Acquisition Corp. II
(“KCAC”). The information contained herein does not purport to be all-inclusive and none of the Company, KCAC or their respective representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.
This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.
The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder.
This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and is intended for the recipient hereof only.
Forward Looking Statements
Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, projections of the Company’s future financial results and other metrics, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.
These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; and the impact of the COVID-19 pandemic on the Company’s business.
Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company nor KCAC undertake any duty to update these forward-looking statements.
Use of Projections
This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company’s fiscal years 2021 through 2027. The Company’s independent auditors have not audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.
You should not rely on the historical record of the Company, KCAC or our or their management team and their respective affiliates’ performance as indicative of our future performance of an investment in KCAC or the returns KCAC will, or are likely to, generate going forward. Not all of the companies in which Kensington Capital has invested have achieved the same level of value creation.
Financial Information; Non-IFRS Measures
The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed relating to the Business Combination and the proxy statement/prospectus contained therein.
This Presentation also includes certain financial measures not presented in accordance with international financial reporting standards (“IFRS”) as adopted by International Accounting Standards Board (“IASB”) including, but not limited to, Free Cash Flow, EBITDA and certain ratios and other metrics derived therefrom. The Company defines EBITDA as gross profit less operating expense. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing the Company’s financial results.
Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures.
This Presentation also includes certain projections of non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS financial measures is included.
Industry and Market Data
In this Presentation, the Company and KCAC rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither the Company nor KCAC has independently verified the accuracy or completeness of any such third-party information.
Trademarks
This Presentation contains references to our trademarks, trade names and service marks.
and    are registered trademarks of the Company in the European Union and pending for registration in the United States.
Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.
This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company or KCAC, or an endorsement or sponsorship by or of the Company or KCAC.

W A L L B O X & K E N S I N G T O N
Transaction overview
Overview
• Founded in 2015, Wallbox is a global EV charging and energy management solution provider
• Kensington Capital Acquisition Corp. II (“Kensington”) is an
automotive-focused SPAC with
~$230mm of cash held in trust
• Kensington and Wallbox are proposing to combine to advance and accelerate the
commercialization of Wallbox
Capital Structure
• Wallbox shareholders are rolling 100% of their equity
• Transaction proceeds are being retained in the business
• Pro forma for the transaction (assuming no redemptions):
• Net of transaction expenses, Wallbox will have $336mm of pro forma cash to fund commercialization plans ($46mm1,2 of existing Wallbox cash, $230mm in Kensington cash held in trust and $100mm in PIPE proceeds)
• No additional equity capital required to be cash flow positive
Valuation
• EV of $1.5bn which is ~1.3x 2025E sales1,2
• Represents attractive entry multiples relative to peer group metrics
KE N S I N G TO N H A S I D E N T I F I E D W A L L B O X A S A U N I Q U E A N D C O M P E L L I N G I N V E S T M E N T O P P O R T U N I T Y T H A T I S
D E V E L O P I N G E V C H A R G I N G A N D E N E R G Y M A N A G E M E N T S O L U T I O N S T O P O W E R T H E S H I F T T O E L E C T R I C V E H I C L E S
1 Reflects non-IFRS financials | 2Applied exchange rate: EUR:USD = 1.208—04/30/2021—ECB

Make Energy Powerful
SI M P LE
We innovate to make
energy simpler
SM A R T
Embedded intelligence and V2G 1
and V2H energy management
IN N O V A T IV E
User-focused
innovation drives us
DE S IG N—CEN T RI C
Design is not a luxury
CO MP A T I B L E
Compatible with all plug-in
electric and hybrids
1 V2G: Vehicle-to-Grid, V2H: Vehicle-to-Home

WA L L B O X M A N A G E M E N T T E A M
Founder-led company with an experienced management team
from technology, energy and industrial backgrounds
Enric Asunción
Co-Founder & Chief
Executive Officer
Eduard Castañeda
Co-Founder & Chief
Product Officer
Oriol Riba
Chief Operations
Officer
Jeff Dunham
Chief Technology
Officer
Bárbara Calixto
Chief Marketing
Officer
Jordi Lainz
Chief Financial
Officer
Douglas Alfaro
General Manager
North America
Masud Rabbani
Chief Commercial
Officer
Alex Balsells
Chief People
Officer
Moises Barea
Director of Mid & New Markets
Board Member, Wallbox FAWSN 530+
Employees 70+
Hardware Engineers 80+
Software Developers 130+
Sales Force 38
Nationalities
* As of end of April 2021

BO A R D A N D I N V E S T O R S
Backed by global leading strategic and financial
investors that bring value-added experience
CU R R E N T B O A R D M E M B E R S A N D I N V E S T O R S
Jose Maria Tarragó
Beatriz Gonzalez
Pol Soler
Marc Sabe
Jacky Abitbol
Pedro Alonso
Juan Campmany
Luis Sanchez
Raquel Blanco
Brian Walsh
E X I S T I N G I N V E S T O R S
K E N S I N G T O N C A P I T A L
A C Q U I S I T I O N C O R P . I I
• NYSE-listed (KCAC.U) Special Purpose Acquisition Company (“SPAC”) with ~$230 mm of cash held in trust focused on combining with an automotive
technology company
• Management and board with extensive public company experience and operating capabilities in the automotive and automotive-related sector
• Relevant automotive experience to optimize program launches and capital deployment while facilitating commercial relationships
• Track record of creating significant shareholder value in automotive businesses
• Kensington shareholders, as sponsor, will have at least one board seat to support the company

WA L L B O X AT A G L A N C E
We design, develop and distribute charging and
energy management solutions for e-mobility needs +100k 1
UN I T S S O L D +150k
P U B L I C C H A R G I N G S T A T I O N S C O N N E C T E D 3
M A N U F A C T U R I N G 2
F A C I L I T I E S +4.3mm
C H A R G I N G 3
S E S S I O N S
I N—H O U S E P R O D U C T I O N 4
C A P A C I T Y T O D A Y 500k 67
C O U N T R I E S W I T H
C O M M E R C I A L A C T I V I T Y
Source: Wallbox data | 1 From start of operations | 2 Two facilities operational; one facility under preparation and expects to commence operations September 2021 | 3 Including myWallbox and Electromaps |
4 Excluding Chinese manufacturing operations | * As of end of April 2021
AW AR D—WI N N I N G P R O D U C T
P O R T F O L I O W I T H P A T E N T—P E N D I N G
T E C H N O L O G Y
GOOD DESIGN
Winner 2021
Engadget
Best of CES 2020
Edison
Silver Winner, 2020
Newsweek
Best of CES 2020
Electrek
Best of CES 2020
Fast Company World
Changing Ideas
Finalist, 2020
Robb Report
Best of CES 2020

THE E V C H A R G I N G M A R K E T
Mass EV adoption means significant charging infrastructure growth and projected $102bn TAM1 in 2030
PROJECTED CUMULATIVE
# OF ELECTRIC VEHICLES Units (mm)
PROJECTED CUMULATIVE # OF
GLOBAL CHARGE POINTS INSTALLED
Units (mm)
70% of all charging occurs at home and work3
Source: BNEF EV Outlook 2020, BNEF Charging Infrastructure Forecast Model 2021 | 1 Wallbox company projections – includes TAM for charging hardware, installation, software and energy management | 2 97% corresponds to projected
sales up to 2040 | 3 BNEF Charging Infrastructure Forecast Model 2021 – BEV charging needs, 2020 | Applied exchange rate: EUR:USD = 1.208 – 04/30/2021—ECB
WH A T I T T A K E S T O
W I N I N E V C H A R G I N G
Smart Charging Technology
Fast Time to Market Vertically Integrated
Manufacturing International Operations Strong Global Brand

W A L L B O X ’ S E X I S T I N G P R O D U C T P O R T F O L I O
Solutions to empower users at home, at work and in public
HO M E
HO M E & B U S I N E S S
P U B L I C
Pulsar Commander
(AC) (AC)
myWallbox 2.0
Pulsar Plus Commander 2 Copper
(AC) (AC) (AC)
Quasar
(DC)
Electromaps Supernova 1 (DC)
Most compact intelligent solutions for home
Energy management capabilities Multi-user
functionalities
Use EV to power the home or sell energy to the grid
Accelerating public charging at lower costs
1 Distribution of Supernova will begin by the end of 2021

HO M E A N D B U S I N E S S A C C H A R G I N G S O L U T I O N S
Designed for consumer intimac
CO M P A CT 1
Highest power output per size on the market
CO N N E CT E D
Via Wi-Fi, Bluetooth, Ethernet or 4G
SM A R T
Adjusting power output automatically
EA S Y—TO—US E
Personalized and secure user interface
EM B E D D E D    S O F T W A R E
Software included as standard    in all devices
1 For Pulsar Plus, based on Wallbox market research

HO M E A N D B U S I N E S S S O F T W A R E S O L U T I O N S
Embedded and interoperable EV charging software
to manage and control the flow of energy
B O X—RE SI D E N T I A L
N E S S S O F T W A R E

BI—DI R E C TI O N A L C H A R G I N G
& E N E R G Y M A N A G E M E N T
Realizing the future of
charging with Quasar
PIO N EER IN G T E C H
One of the first bi-directional chargers in the
world for residential use
BI—DI R EC T I O N A L
Changes the flow of energy to enable V2G and V2H
CU T T I N G—EDG E T E C H
Advanced facial recognition and gesture control
A F F O R D A B L E
One of the most cost-competitive 1
bi-directional DC chargers on the market
EA S Y T O I N S T A L L
Installs in as little as 5 minutes

E N E R G Y C O N T R O L
Bi-directional charging opens up new opportunities for
energy management in homes, buildings and grids
WA L L B O X H Q
Grid power limit
Wallbox HQ
Building energy
need
Building energy
usage
Solar power generation
during the day
Quasars discharge EVs to
prevent power outage
Quasars charge EVs due
to low-cost power

P U B L I C C H A R G I N G S O L U T I O N S
Unique DC technology transforms the public charging experience
RE L I A B L E B Y D E S I G N
Modular design uses Quasar power modules
AFFO R D AB L E
Half the total investment of similar fully- 1
installed public chargers
CO M P A CT
Easier to transport, handle and install
PO W ER F U L
60 kW evolving into 120 kW for wider market
S T R O N G P I P E L I N E
8,000+ Supernova orders under non- 2
binding LOI

PU B L I C C H A R G I N G S O F T W A R E
Electromaps combines consumer charging data and charger
management software to enhance the EV experience on the road
A leading MSP1 in Southern Europe Extensive information network & data Complete & social ecosystem
Hardware agnostic charger management Scalable platform to allow global access Payment integration
ELECTROMAPS ALLOWS EV DRIVERS TO:
1) Find charge points
2) Unlock charge points via the app or RFID card
3) Pay for charge sessions
4) Access bills and charge history
150,000 charge points
connected worldwide
+100,000 users
* Wallbox owns 51% of Electromaps with an option to acquire 100% | * As of end of April 2021 | 1 Mobility Service Provider

ON E M O D E L C A P A B L E O F S E R V I N G M U L T I P L E C H A N N E L S
We serve a variety of clients around the world
A U T O M O T I V E O E M S A N D D E A L E R S H I P S
E N E R G Y C O M P A N I E S
V A L U E A D D E D D I S T R I B U T O R S & R E S E L L E R S
I N S T A L L E R S
E N T E R P R I S E S
E—C O M M E R C E

TH E W A L L B O X F U T U R E
Be the provider of all-in-one renewable energy solutions
with the charger at the center
Peer to Peer Energy Transactions
Generate energy from own renewable energy
sources and trade it with other individuals
Automatic Charging
Charger starts charging when electricity costs
are low or renewable energy becomes available
Recommend Habit Changes
Based on user data, Wallbox recommends
cost- and energy-saving measures
Energy Trading
Automated trading of energy to
the grid based on historical data
Energy Storage
Transfer renewable energy stored in
your vehicle to your home or to the grid
Energy as Payment
Use Vehicle-to-Grid and/or Vehicle-to-
Home technology to pay for services
Utility Consulting
Based on user data and preferences, Wallbox
shares energy provider recommendations

A G L O B A L F O R C E
We are an international company, with sales,
manufacturing facilities and offices worldwide
North America (2020)
• North America HQ in                Mountain View, CA with
innovation lab in San Jose, CA
• In-house manufacturing in the USA expected by 2022
• Warehouse facility in California
* As of end of April 2021
Europe (2015)
• Offices in seven EU countries with two factories in Barcelona
• 500,000 unit in-house manufacturing capacity
• Two acquisitions in 2020
• Warehouse facilities in Spain, Sweden, UK
APAC (2018)
• JV with FAWSN in China – one of the largest auto OEMs globally
• Shanghai office serves China and APAC regions
• 100,000 unit in-house manufacturing capacity

WA L L B O X GR O W T H
Strong revenue trajectory due to
favorable growth drivers
PROJECTED REVENUES
USD (mm)
Source: Wallbox company projections | Applied exchange rate: EUR:USD = 1.208 – 04/30/2021—ECB
G R O W T H D R I V E R S
Full suite of EV charging
solutions and software
Capex light business model
enables high gross margins
Global operations and
manufacturing
Accelerated international
land grab
Positioned at the intersection
of energy and mobility

CO N S O L ID A T E D F I N A N C I A L S U M M A R Y
Wallbox future growth summary
CO M M E N T A R Y
• Fully funded business plan
• Revenues from charging solutions, software subscription, installations and energy management
• Strong pipeline and revenue potential from existing sales
partners
• Gross margin expansion due to higher software sales in the revenue mix
• Declining OPEX/revenue ratio due to scalable business model and efficiency improvements
• CAPEX allocated to new and existing production facilities
Reflects non-IFRS financials | Wallbox company projections | China Joint Venture not included in the financials | Applied exchange rate: Use EUR:USD = 1.208 – 04/30/2021 – ECB | Assumes
consummation of the transaction and receipt of the cash proceeds therefrom, including no redemptions | Reflects unaudited 2020 financials

WA L L B O X 1
Transaction overview
USD (mm)
SO URC E S
Kensington Shares2 $1,400
Kensington Cash Held in Trust 230
Wallbox Existing Cash3 46
PIPE Investment 100
Total Sources $1,776
USE S
Pro Forma Cash3 $336
Equity Consideration to Wallbox Existing Investors2 1,400
Estimated Transaction Expenses 40
Total Uses $1,776
PR O F O R M A V A L U A T I O N
Share Price $10.00
PF Shares Outstanding (mm) 178.8
Equity Value $1,788
(-) Pro Forma Net Cash3,4 ($310)
Enterprise Value $1,477
P R O F O R M A O W N E R S H I P 5
Kensington Public Shares, 23.0mm, 12.9%
PIPE Investor Shares, 10.0mm, 5.6%
Note: Assumes no redemptions from Kensington’s existing public shareholders. Assumes PIPE shares are issued at a price of $10.00. Excludes the impact of Kensington’s warrants (public and private)
1 Reflects non-IFRS financials | 2 Assumes $10.00 per share. Structure contemplates issuance of shares via a Dutch Holdco to be formed for purposes of effectuating the business combination | 3 Applied exchange rate: EUR:USD = 1.208—04/30/2021 -ECB | 4 Includes outstanding loans of $25.6mm as of April 2021 | 5 Pro forma company will implement a dual-class shareholder structure with Class A shares (1 vote per share) and Class B shares (10 votes per share), which are owned by certain existing
shareholders of Wallbox. All other equity issued through the merger as well as the PIPE will be Class A shares | 6 Includes convertible loans expected to convert to shares of stock at closing pursuant to the terms of such loans

WA L L B O X VALU AT I O N 1, 2
Public peers benchmarking
OP E R A T I ON A L B E N C H M A R K I N G
V A L U A T I O N B E N C H M A R K I N G
20 21 E—20 25 E
R E V E N U E
C A G R ( % )
2 0 2 0 A G R O S S
M A R G I N ( % )
2 0 2 5 E E B I T D A
M A R G I N ( % )
E N T E R P R I S E V A L U A T I O N U S D ( m m )
2 0 2 5 E E V / R E V E N U E ( x )
2 0 2 5 E E V / E B I T D A ( x )
Source: Wallbox company projections, company filings, Factset as of June 4, 2021 | 1 Reflects non-IFRS financials | 2Applied exchange rate: EUR:USD = 1.208—04/30/2021 – ECB

WA L L B O X VALU AT I O N 1, 2
Wallbox has significant upside potential
USD (mm)
COM P A R A B L E
EN T ERP RI S E V A L U E
P O S T—M O N E Y
E N T E R P R I S E V A L U E
SUM M A RY O F A P P R O A C H
Applied a range of 5.0x – 9.0x EV / Revenue multiple3 to Wallbox’s 2025E revenue to arrive at a Comparable Enterprise Value range
5.0x – 9.0x 2025E Revenue
Source: Wallbox company projections, Factset as of June 4, 2021 | 1 Reflects non-IFRS financials | 2Applied exchange rate: EUR:USD = 1.208—04/30/2021 – ECB | 3 Implied range based on selected comparable company multiples. See slide 22.

KE N S I N G T O N
Overview of Kensington Capital Acquisition Corp. II
JU S T I N M I R R O
Chairman & Chief Executive Officer
• 25 years of operating, M&A and financing experience in the automotive and automotive-related sector
• President of Kensington Capital Partners
BO B R E M E N A R
Vice Chairman & President
• 35 years of operational, manufacturing and management experience within the automotive sector
• Former CEO of Nexteer Automotive and Chassix
SI M O N B O A G
Chief Technology Officer
• 30 years of leadership, manufacturing, operational and technological experience with automotive supply chains
• Former President of Mopar and EVP of Chrysler Purchasing
DA N H U B E R
Chief Financial Officer
• 20 years of experience in investment banking, consulting, business development and operational management
• Co-Founder of The Motor Weekly newsletter
KE N S I N G T O N O V E R V I E W
• NYSE-listed (KCAC.U) Special Purpose Acquisition Company (“SPAC”) with ~$230 million in trust for the purpose of combining with an automotive technology company
• Management and board with extensive public company experience and operating capabilities in the automotive and automotive-related sector
• Relevant automotive experience to optimize program launches and capital deployment while facilitating commercial relationships
• Track record of creating significant shareholder value in automotive businesses
BO A R D M E M B E R S
Tom LaSorda
Former Chief Executive
Officer of Chrysler
Nicole Nason
Former Administrator of the
U.S. FHWA and NHTSA
Anders Pettersson
Former Chief Executive
Officer of Thule Group
Mitch Quain
Investor and Board Member
of Multiple Public Companies
Don Runkle
Former Chairman and CEO of Multiple
Automotive Businesses
Matt Simoncini
Former Chief Executive
Officer of Lear Corporation

BU S I N E S S C O M B I N A T I O N T H E S I S
Wallbox fulfills Kensington’s investment objectives
Global focused automotive business
valued at greater than $1.0 billion
Leverages high-growth mega-trends
of emerging technology proliferation
Validated technical, commercial and financial capabilities
based upon global automotive standards
Valuation supported by fundamental analysis of
profitability and comparable companies
World-class management team and board
with expertise in leading and running public companies
Business enhanced by Kensington’s automotive experience
to de-risk and accelerate commercial success

wallbox